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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 21, 2002

                             UNITED NATIONAL BANCORP
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                   New Jersey
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         000-16931                                       22-2894827
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 (Commission file number)                    (IRS employer identification no.)

             1130 Route 22 East, Bridgewater, New Jersey 08807-0010
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               (Address of principal executive offices) (Zip Code)

                                 (908) 429-2200
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              (Registrant's telephone number, including area code)






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Item 2. Acquisition or Disposition of Assets.

Effective on August 21, 2002 (the "Effective Time"), subject to the terms and conditions of the Agreement and Plan of Merger (the "Merger Agreement") dated as of November 19, 2001, among United National Bancorp ("United"), UnitedTrust Bank ("UTB"), Vista Bancorp, Inc. ("Vista"), and Vista Bank, N.A. (the "Bank"), Vista was merged with and into United, with United being the surviving corporation (the "Merger"). Pursuant to a separate merger agreement, the Bank was subsequently merged with and into UTB following consummation of the Merger.

United is a New Jersey corporation and registered bank holding company of UTB, a New Jersey-chartered commercial bank that provides a wide range of commercial and retail banking services and trust services in New Jersey and eastern Pennsylvania. The principal executive offices of United and UTB are located at 1130 Route 22 East, Bridgewater, New Jersey 08807. As of June 30, 2002, United's total assets, loans and deposits were approximately $2.1 billion, $1.2 billion and $1.4 billion, respectively, and United operated through 36 branches in Essex, Hunterdon, Middlesex, Morris, Somerset, Union and Warren counties in New Jersey. With the addition of Vista, United will operate a total of 52 branches, including six branches in the Lehigh and Northampton counties in Pennsylvania.

Prior to the Effective Time, Vista was a New Jersey corporation and registered bank holding company of the Bank, a full service retail and commercial bank serving small to middle market customers in the western New Jersey and eastern Pennsylvania markets. The principal executive offices of Vista and the Bank were located at 305 Roseberry Street, Phillipsburg, New Jersey 08865. As of June 30, 2002, Vista's total assets, loans and deposits were approximately $713 million, $515 million and $600 million, respectively, and Vista operated 16 branches in western New Jersey and eastern Pennsylvania.

United acquired all 5,350,637 outstanding shares of Vista in exchange for approximately 4,695,184 shares of United common stock and approximately $37,936,016 in cash. Under the terms of the Merger Agreement, each Vista shareholder was entitled to elect to receive cash or United common stock, or a combination of cash and United common stock, subject to proration if either cash or stock was oversubscribed. Each of the options to purchase Vista common stock outstanding at the Effective Time was converted into an option to purchase United common stock wherein (i) the right to purchase shares of Vista common stock was converted into the right to purchase that same number of shares of United common stock multiplied by the exchange ratio of 1.17 and (ii) the option exercise price per share of United common stock was the previous option exercise price per share of Vista common stock divided by the 1.17 exchange ratio. The cash payment to Vista shareholders will be funded by the issuance by United of $30 million in floating rate Capital Trust Preferred Securities. These securities were issued in December 2001 and enabled United to reduce other borrowings at that time. The consideration involved in the Merger was a result of negotiations between United and Vista and was evaluated and determined to be fair by United's and Vista's financial advisors.




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United filed a registration statement (the "Registration Statement") on Form S-4
(File No. 333-83976) with the Securities and Exchange Commission (the "Commission") to register under the Securities Act of 1933 the securities issued by United in connection with the Merger. The Merger was approved by the shareholders of Vista at a special meeting held on May 7, 2002, and by the shareholders of United at its annual meeting held on May 7, 2002. The Merger will be accounted for by United as a "purchase" for financial reporting purposes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  1. The unaudited consolidated statements of condition of Vista and subsidiaries as of June 30, 2002, the related consolidated statements of income for the three months and six months ended June 30, 2002 and June 30, 2001, and the related consolidated statements of changes in shareholders' equity and cash flows for the six months ended June 30, 2002 and June 30, 2001 and the related notes will be filed by amendment to this Form 8-K within 60 days of the date hereof.

                  2. Substantially the same information as that required to be reported herein, the audited consolidated statement of condition of Vista and subsidiaries as of December 31, 2001, and the related consolidated statement of income, changes in shareholders' equity and cash flows for the twelve months ended December 31, 2001, were previously reported by United in the Registration Statement, and are therefore not included herein in reliance on Instruction
                       B.3 to Form 8-K.

         (b)       Unaudited Pro Forma Financial Information.
                   ------------------------------------------

                  1. The pro forma condensed combined balance sheet as of June 30, 2002 and the pro forma condensed combined statement of income for the six months ended June 30, 2002 and the related notes to the pro forma condensed combined financial information will be filed by amendment to this Form 8-K within 60 days of the date hereof.

                  2. Substantially the same information as that required to be reported herein, the pro forma condensed combined balance sheet as of December 31, 2001 and the pro forma condensed combined statement of income for the twelve months ended December 31, 2001 and the related notes to the pro forma condensed combined financial information, were previously reported by United in the Registration Statement and are therefore not included herein in reliance on Instruction
                       B.3 to Form 8-K.




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         (c)      Exhibits.
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                  2.1    Agreement and Plan of Merger dated November 19, 2001,
                         among United, Vista, UTB and the Bank. (Incorporated by reference from United's report on Form 8-K filed with the Commission on November 21, 2001).









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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                            UNITED NATIONAL BANCORP



                            By: /s/ Thomas C. Gregor
                                ----------------------------------------------
                                    Thomas C. Gregor, Chairman, President and
                                    Chief Executive Officer


Dated: September 4, 2002